Avis Rent A Car, Inc.
900 Old Country Road
Garden City NY,  11530


March 28, 2000



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Wasington, DC  20549

RE: Avis Rent A Car, Inc. (AVI)

Gentlemen:

This letter will advise you that effective February 27, 2000, Avis Rent A
Car, Inc. changed its name to Avis Group Holdings, Inc. Outstanding securities of the Company include its Common Stock and 11% Senior Subordinated Exchange Notes due 2009. The Company's CUSIP and symbol will remain unchanged.

Very truly yours,


Karen C. Sclafani
Vice President, General Counsel & Secretary